UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 24, 2015

Date of Report (Date of earliest event reported)

GOLDEN EDGE ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-54958	45-2283057
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 North Rainbow Blvd Suite 300 Las Vegas, NV	89107
(Address of principal executive offices)	(Zip Code)

514-298-4775

Registrant’s telephone number, including area code

629 Neals Lane

Gallatin , Tennessee37066

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02, Unregistered Sales of Equity Securities

On March 24, 2015, the Company issued400,000 Common Shares pursuant to a warrant exercise.  The exercise price was $.05 per share and the Company received $20,000 in cash upon the warrant exercise. The shares were issued pursuant to an exemption from registration and pursuant to the Chapter 11 Plan of Reorganization approved by the Bankruptcy court on November 19, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/Anthony Pavek _______________________________________ Anthony Pavek, CEO

Date: April 22, 2015	Rambus Inc.

/s/ Satish Rishi
Satish Rishi, Senior Vice President, Finance and Chief Financial Officer